UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

BLUE LINE PROTECTION GROUP, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-52942	20-5543728
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Independence St., 3rd Floor

Lakewood, CO  80215

(Address of Principal Executive Offices) (Zip Code)

(800) 844-5576

(Issuer Telephone Number

_____________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER INFORMATION

On or about June 15, 2015, counsel for the Registrant confirmed the District Court of Clark County, Nevada (“Court”) issued an Order for Appointment of Custodian pursuant to Nevada Revised Statute 78.347(1)(a) (the “Order”) to Daniel Sullivan.  The Order appoints Sullivan as Custodian of the Registrant for the sole purpose of calling and holding an annual meeting of the stockholders to elect a board of directors.

The Registrant is in the process of preparing a complaint and application for emergency injunctive relief (“Complaint”) with the goal of staying the Order on the basis of certain representations made by Sullivan were blatantly fraudulent and misleading, including, but not limited to:

1.

Sullivan’s Application for Appointment of Custodian (“Application”) is based upon NRS 78.347(1)(a), which provides for the ability of any stockholder to apply with the Court to appoint custodians of a corporation when “The business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that a required vote for action by the board of directors cannot be obtained…”

As of his appointment to fill a vacancy on the board of directors in February 2014, Mr. Sean Campbell has been the sole director of the Registrant.  Therefore, the argument that the board of directors are divided is wholly inaccurate, by definition.

2.

Pursuant to NRS 78.347(2)(d), the Application requires Sullivan to provide “A full disclosure of any and all previously criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities Exchange Commission investigations, violations or convictions…”

Sullivan’s Application failed to disclose an active investigation and grand jury hearing by the State of Colorado Division of Securities, pertaining to allegations of securities fraud dating back over six years and affecting over 46 individuals.  Mr. Sullivan knowingly omitted these facts from the Application and willfully perjured himself in a sworn affidavit to the Court.

On June 18, 2015, the State of Colorado indicted Mr. Sullivan on 25 counts of securities fraud and issued a warrant for his arrest.  According to the Denver Business Journal, http://www.bizjournals.com/denver/blog/finance_etc/2015/06/littleton-man-indicted-for-alleged-securities.html, “The indictment alleges that investors - many of whom were encouraged to hand over retirement savings - were never informed that Sullivan had previously had many financial troubles due to a failed business and a bankruptcy filing in 2005, and a civil suit judgment against him in 2013 filed by the Colorado Department of Revenue.”

The Registrant believes that Sullivan’s Application was prepared with fraudulent and misleading statements and the Order granted as a result is invalid and must be vacated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE LINE PROTECTION GROUP, INC.
(Registrant)

Signature	Title	Date

/s/ Sean Campbell	Chief Executive Officer	June 22, 2015
Sean Campbell

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